                                                                     EXHIBIT 23

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As Independent public accountants, we hereby consent to the incorporation of our reports dated January 22, 1998, included in this Form 10-K into the Company's previously filed registration Statements Nos. 33-82522 and 333-15235 on Form S-8.



                                        ARTHUR ANDERSEN LLP

Portland, Oregon,
  March 10, 1998